EXHIBIT 10.3

                               AMENDMENT NO. 3 TO
                          LOAN AND SECURITY AGREEMENT


                  THIS AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT is dated as of the 1st day of October, 1998, by and among PRECISION AUTO CARE, INC., a Virginia corporation ("PAC"), WE JAC CORPORATION, a Delaware corporation; ROCKY MOUNTAIN VENTURES, INC., a Colorado corporation; ROCKY MOUNTAIN VENTURES II, INC., a Colorado corporation; RALSTON CAR WASH LTD., a Colorado limited liability company; PREMA PROPERTIES, LTD., an Ohio limited liability company; MIRACLE INDUSTRIES, an Ohio corporation; KBG, LLC, a Colorado limited liability company; PTW, INC., a Washington corporation; NATIONAL 60 MINUTE TUNE, INC., a Washington corporation; HYDRO-SPRAY CAR WASH EQUIPMENT CO., LTD., an Ohio limited liability company; PRECISION TUNE AUTO CARE, INC., a Virginia corporation; WORLDWIDE DRYING SYSTEMS, INC., a Colorado corporation; PAC MEXICAN DELAWARE HOLDING COMPANY, INC., a Delaware corporation; PAC MEXICAN DELAWARE HOLDING COMPANY, LLC, a Virginia limited liability company; PRECISION AUTO CARE MEXICO II, S. de R.L. de C.V., a Mexican limited liability company; PRECISION AUTO CARE MEXICO I, S. de R.L. de C.V., a Mexican limited liability company; and INDY VENTURES, L.L.C., an Indiana limited liability company (PAC and each of such Persons are sometimes hereafter referred to individually as a "Borrower" and collectively as the "Borrowers"), and FIRST UNION NATIONAL BANK, successor by merger to Signet Bank (the "Bank").

                                    RECITALS

                  Reference is made to that certain Loan and Security Agreement dated November 12, 1997, by and among the Borrowers and the Bank, as supplemented from time to time by certain Assumption Agreements, and as amended by that certain Amendment No. 1 to Loan and Security Agreement dated as of March 31, 1998, and by that certain Amendment No. 2 to Loan and Security Agreement dated as of May 12, 1998 (as supplemented and amended, the "Loan Agreement"), pursuant to which the Bank agreed to extend to the Borrowers a Line of Credit and an Acquisition Line of Credit in the aggregate principal amount not to exceed Twenty-Five Million Dollars ($25,000,000). In order to further amend the Loan Agreement as provided herein, the parties hereto have entered into this Amendment No. 3.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and such other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                           1.        All capitalized terms not otherwise defined
herein which are defined in the Loan Agreement shall have the same meanings assigned to them in the Loan Agreement.

                           2.        All references herein, in the Loan
Agreement and in the Consolidated Note to "this Loan Agreement", "this Agreement", "the Loan Agreement" and "the Agreement" shall mean and include the Loan Agreement as amended by this Amendment No. 3.

                           3. Section 1.13 of the Loan Agreement is hereby
amended to read in its entirety as follows:

                           Section 1.13.  Applicable Margin.  The term
"Applicable      Margin" shall mean, at any time with respect to any Loan, the applicable percentage points as determined under the following matrix with reference to the ratio of Total Funded Debt to Annualized EBITDA, each for the most recent fiscal quarter then ended, calculated as provided below:



Ratio of Total Funded Debt to Annualized EBITDA for the             Applicable Margin          Applicable Margin
Quarter then Ended                                                     (Base Rate)               (LIBOR Rate)
-------------------------------------------------------                -----------               ------------
Less than or equal to 4.5 to 1.0 but greater than 4.0 to 1.0              0.75%                      2.75%

Less than or equal to 4.0 to 1.0 but greater than 3.5 to 1.0              0.75%                      2.50%

Less than or equal to 3.5 to 1.0 but greater than 3.0 to 1.0              0.50%                      2.25%

Less than or equal to 3.0 to 1.0 but greater than 2.5 to 1.0              0.25%                      2.00%

Less than or equal to 2.5 to 1.0 but greater than 2.0 to 1.0              0.00%                      1.75%

Less than or equal to 2.0 to 1.0 but greater than 1.5 to 1.0              0.00%                      1.50%

Less than or equal to 1.5 to 1.0                                          0.00%                      1.25%

                  4. Section 1.24A of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Section 1.24A. Consolidated Note. The term "Consolidated Note" shall mean the Second Consolidated, Amended and Restated Revolving and Acquisition Line of Credit Promissory Note dated October 1, 1998, executed by the Borrowers as obligors, in the original principal amount of Twenty-Five Million Dollars ($25,000,000) and payable to the order of the Bank, and any and all substitutions, extensions, renewals, amendments, restatements, modifications or replacements thereof.

                  5. Section 1.41 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Section 1.41. Maturity. The term "Maturity" shall mean September 30, 1999, the date on which all Loans and Obligations, all accrued interest, and all other fees, costs and expenses provided for herein, in the Consolidated Note or the other Loan Documents shall be due and payable, in full, or such earlier date upon acceleration as provided herein or in the Consolidated Note.

                  7. Section 1.41A of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Section 1.41A. Maximum Loan Amount. The term "Maximum Loan Amount" shall mean the sum of (a) the Line of Credit Portion (as defined in Section 2.1 hereof), plus (b) the outstanding principal balance of the Acquisition Line of Credit. The Maximum Loan Amount is subject to reduction in the manner provided in Section 2.4 hereof, and from and after January 31, 1999, the Maximum Loan Amount shall be Fifteen Million Dollars ($15,000,000) minus the amount of the Outstanding Letter of Credit Obligations.

                  8. Article I of the Loan Agreement is hereby amended to add the following new Section 1.41B:

                  Section 1.41B. Net CARS Transaction Proceeds. The term "Net CARS Transaction Proceeds" shall mean the gross proceeds payable to or for the account of the Borrowers in connection with the proposed sale by the Borrowers to Capital Automotive REIT of approximately 17 auto wash locations in Colorado, Ohio and Indiana, and the leaseback of such locations by the Borrowers (the "CARS Transaction"), minus the reasonable and customary transaction costs payable by the Borrowers in connection with the closing thereof.

                  9. Article I of the Loan Agreement is hereby amended to add the following new Section 1.41C:

                  Section 1.41B. Net Mortgage Loan Proceeds. The term "Net Mortgage Loan Proceeds" shall mean the gross proceeds to or for the account of any of the Borrowers in connection with any transaction pursuant to which any real property of any of the Borrowers has been encumbered or otherwise made subject to any lien, minus the reasonable and customary transaction costs payable by the Borrowers in connection therewith.

                  10. Section 1.59 of the Loan Agreement is hereby amended to read in its entirety as follows:

                           Section 1.59.  Unused Line Fee.  The term "Unused
Line Fee" shall mean the amount determined by multiplying the average daily unborrowed amount of the Line of Credit Portion by the fee percentage calculated from the following matrix with reference to the Total Funded Debt/Annualized EBITDA ratio for the most recently completed fiscal quarter for which a Compliance Certificate has been received and approved by the Bank.

Ratio of Total Funded
Debt for the Quarter then Ended to
Annualized EBITDA                                                                            Fee Percentage
----------------------------------                                                           --------------
Less than or equal to 4.5 to 1.0 but greater than 3.0 to 1.0                                     0.50%

Less than or equal to 3.0 to 1.0 but greater than 2.0 to 1.0                                     0.30%

Less than or equal to 2.0 to 1.0                                                                 0.25%


                  11. Section 2.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Section 2.1. The Line of Credit Loan. The Bank agrees to make Advances to PAC under the Line of Credit during the term of this Agreement in an amount not to exceed Eleven Million Dollars ($11,000,000) minus the amount of the Outstanding Letter of Credit Obligations (the "Line of Credit Portion"); provided, however, that the Line of Credit Portion is subject to reduction in the manner provided in Section 2.4 hereof. The obligation of the Borrowers to repay the Advances under the Line of Credit shall be evidenced by the Consolidated Note. Subject to the limitations provided herein, the Borrowers may borrow, repay and reborrow under the Line of Credit and under the Consolidated Note.

                  12. Section 2.1.6 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Section 2.1.6. Repayment of the Line of Credit. The Borrowers shall pay accrued interest on the outstanding principal balance of the Line of Credit on the first day of each month, commencing January 1, 1998. The Borrowers promise to pay to the order of the Bank all principal, accrued interest, all Unused Line Fees and other costs and expenses arising under the Line of Credit, this Agreement and all other Obligations, at Maturity; provided, however, that (a) the outstanding principal balance of the Line of Credit is subject to mandatory prepayment as further provided in Section 2.4 hereof, (b) if at any time the principal amount outstanding under the Line of Credit exceeds the Line of Credit Portion, then the Borrowers shall immediately pay over a sum equal to the amount by which such outstanding principal exceeds the Line of Credit Portion, plus accrued interest to the date of prepayment, and (c) upon the occurrence of an Event of Default, subject to any applicable grace or cure period, the entire outstanding and unpaid principal balance of the Line of Credit Loan, together with the accrued interest thereon to the date of payment, shall be immediately due and payable at the option of the Bank. Interest shall be payable monthly following preparation by the Bank of an interest statement showing interest and the Unused Line Fee due through the end of the monthly payment period. In the event interest for the final days of any period are estimated, PAC's Deposit Account shall be debited or credited, as the case may be, to reflect actual interest due through the end of such period. The Bank shall automatically debit the PAC's Deposit Account on the due date of, and in the amount of, the interest and the Unused Line Fee shown to be due on each monthly statement.

                  13. Section 2.1.7 of the Loan Agreement is hereby amended to read in its entirety as follows:

                           Section 2.1.7.  Prepayment of the Line of Credit.

                           (a) Optional Prepayment. The Borrowers may prepay the
                  Line of Credit in whole or in part at any time and from time to time without penalty or additional interest. The Line of Credit may be reduced, from time to time, to a zero balance without affecting the continuing validity of this Agreement or the continuing security interest and lien of the Bank in and to the Collateral.

                           (b) Mandatory Prepayment. The Borrowers shall be
                  required to prepay the Line of Credit and to permanently reduce the Line of Credit Portion in accordance with the provisions of Section 2.4 hereof.

                  14. Section 2.2.1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Section 2.2.1. The Acquisition Line of Credit Loan. Subject to the provisions of this Agreement, the Bank agrees to make Advances to PAC under the Acquisition Line of Credit through September 30, 1998, in an aggregate principal amount outstanding at any one time not to exceed Fourteen Million Dollars ($14,000,000). The obligation of the Borrowers to repay the Advances under the Acquisition Line of Credit shall be evidenced by the Consolidated Note. From and after October 1, 1998, amounts repaid under the Consolidated Note with respect to the Acquisition Line of Credit may not be reborrowed.

                  15. Section 2.2.2 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Section 2.2.2. Purpose of the Acquisition Line of Credit. The proceeds of Advances under the Acquisition Line of Credit shall be used by PAC or designated Borrowers for the financing of Permitted Acquisitions and other Acquisitions approved by the Bank; provided, however, that notwithstanding anything to the contrary contained in this Agreement or in any of the other Loan Documents, from and after October 1, 1998 (a) no additional Advances under the Acquisition Line of Credit shall be requested or made, and (b) no further Domestic Acquisitions, Foreign Acquisitions, Permitted Acquisitions or other Acquisitions shall be made without the prior written consent of the Bank, which may be given or withheld by the Bank in its sole discretion.

                  16. Section 2.2.6 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Section 2.2.6. Repayment of the Acquisition Line of Credit. The Borrowers promise to pay to the order of the Bank all principal, accrued interest, all Unused Line Fees and other costs and expenses arising under the Acquisition Line of Credit, this Agreement and all other Obligations, at Maturity. Interest on all outstanding Advances under the Acquisition Line of Credit Note shall be payable on the first day of each month, commencing January 1, 1998, and the outstanding principal balance of each Advance under the Acquisition Line of Credit shall be repaid in consecutive equal monthly principal installments commencing in the month following the month in which such Advance was made and extending over a term not to exceed sixty (60) months, as elected by PAC at the time such Advance is requested; provided, however, that (a) in the absence of any requested repayment term by PAC, the repayment term shall be sixty (60) months, (b) the outstanding principal balance of the Acquisition Line of Credit is subject to mandatory repayment prior to February 1, 1999, as further provided in
                  Section 2.4 hereof, (c) the aggregate outstanding principal balance of all Advances under the Acquisition Line of Credit on the earlier of (i) the first day of the first month following the application of the Net CARS Transaction Proceeds or the Net Mortgage Loan Proceeds to the Acquisition Line of Credit as provided in Section 2.4 hereof, or (ii) February 1, 1999 (such outstanding balance on such date, the "Amortization Balance"), shall be repaid in consecutive equal monthly principal installments due on the first (1st) day of each month commencing on the date the Amortization Balance is determined, each of which shall be in the amount of one-sixtieth (1/60th) of the Amortization Balance, (d) if at any time the principal amount outstanding under the Acquisition Line of Credit exceeds the maximum amount permitted under Section 2.2.1 hereof, then the Borrowers shall immediately pay over a sum equal to the amount by which such outstanding principal exceeds such amount, plus accrued interest to the date of prepayment, which shall be applied as a prepayment of the Advance under the Acquisition Line of Credit most recently extended, (e) all principal, plus interest and other sums due under the Acquisition Line of Credit shall be absolutely due and payable at Maturity, and
                  (f) upon the occurrence of an Event of Default, subject to any applicable grace or cure period, the entire outstanding and unpaid principal balance of the Acquisition Line of Credit Loan, together with the accrued interest thereon to the date of payment, shall be immediately due and payable at the option of the Bank. Interest shall be payable monthly following preparation by the Bank of an interest statement showing interest and the Unused Line Fee due through the end of the monthly payment period. In the event interest for the final days of any period are estimated, PAC's Deposit Account shall be debited or credited, as the case may be, to reflect actual interest due through the end of such period. The Bank shall automatically debit the PAC's Deposit Account on the due date of, and in the amount of, the interest and the Unused Line Fee shown to be due on each monthly statement.

                  17. Section 2.2.7 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Section 2.2.7.  Prepayment of the Acquisition Line of Credit.

                       (a) Optional Prepayment. The Borrowers may prepay the
                  Acquisition Line of Credit in whole or in part at any time and from time to time without penalty or additional interest.

                       (b) Mandatory Prepayment. The Borrowers shall be required
                  to prepay the Acquisition Line of Credit in accordance with the provisions of Section 2.4 hereof.

                  18. A new Section 2.4 is hereby added to the Agreement to read in its entirety as follows:

                  Section 2.4. Mandatory Repayments and Prepayments. The Borrowers shall, on the date of receipt (or if not practicable, promptly following such receipt) by it of any Net Mortgage Loan Proceeds or Net CARS Transaction Proceeds received on or before January 31, 1999, apply 100% of such Proceeds (a) first, to make a mandatory prepayment of the Acquisition Line of Credit until the unpaid principal balance thereof shall have been reduced to Ten Million Dollars ($10,000,000), and (b) second, to make a mandatory prepayment of the Line of Credit until the unpaid principal balance thereof plus the Outstanding Letter of Credit Obligations shall have been reduced to Five Million Dollars ($5,000,000); provided, however, that (i) the Borrowers shall be required to obtain the prior written consent of the Bank (A) pursuant to
                  Section 7.3 hereof to any transaction which will result in the receipt of Net Mortgage Loan Proceeds, and (B) pursuant to
                  Section 7.2 hereof to any transaction which will result in the receipt of Net CARS Transaction Proceeds, and (ii) on January 31, 1999, the Borrowers shall be required to prepay (x) the Acquisition Line of Credit in an amount sufficient to reduce the outstanding principal balance thereof to not more than Ten Million Dollars ($10,000,000), and (b) the Line of Credit in an amount sufficient to reduce the outstanding principal balance thereof plus the Outstanding Letter of Credit Obligations to not more than Five Million Dollars ($5,000,000). All mandatory prepayments of the Line of Credit pursuant to this Section 2.4 shall permanently reduce the Line of Credit Portion and may not be reborrowed; provided, further, that (a) the Line of Credit Portion shall not be reduced below an amount which, when added to the Outstanding Letter of Credit Obligations, would be less than Five Million Dollars ($5,000,000), and (b) on and after February 1, 1999, the Line of Credit Portion shall equal Five Million Dollars ($5,000,000) minus the Outstanding Letter of Credit Obligations. All prepayments pursuant to this Section 2.4 shall be made without premium or penalty.

                  19. Section 6.16(c) of the Loan Agreement is hereby amended to read in its entirety as follows:

                  (c) As soon as practicable and in any event within thirty (30) days after the end of each calendar month, a combined statement of income and retained earnings of the Borrowers for such period and for the period from the beginning of the current fiscal year of PAC to the end of each period, all in detail and scope satisfactory to the Bank, prepared in accordance with GAAP consistently applied, certified as true and complete by the chief financial officer of PAC and accompanied by a certificate of that officer demonstrating compliance with each of the covenants contained in Sections 6.17, 6.18, and 6.19, as applicable with respect to covenants tested on a quarterly basis.

                  20. Section 6.17 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Section 6.17. Total Funded Debt/Annualized EBITDA Ratio. The Borrowers shall maintain on a consolidated basis, a Total Funded Debt/Annualized EBITDA Ratio of less than (a) 4.50 to
                  1.0 as of the end the fiscal quarter ending September 30, 1998, (b) 4.50 to 1.00 as of the end the fiscal quarter ending December 31, 1998, (c) 4.25 to 1.00 as of the end the fiscal quarter ending March 31, 1999, and (d) 3.00 to 1.00 as of the end the fiscal quarter ending June 30, 1999; provided, however, that in the event the CARS Transaction is consummated, in lieu of the requirements in clauses (b), (c) and (d) above, the Borrowers shall be required to maintain on a consolidated basis, a Total Funded Debt/Annualized EBITDA Ratio of less than (x) 3.75 to 1.0 as of the end the fiscal quarter ending December 31, 1998, (y) 3.50 to 1.0 as of the end the fiscal quarter ending March 31, 1999, and (z) 2.50 to
                  1.00 as of the end the fiscal quarter ending June 30, 1999.

                  21. Section 6.18 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Section 6.18. Consolidated Liabilities to Tangible Net Worth Ratio. The Borrowers shall maintain on a consolidated basis a ratio of Consolidated Liabilities to Consolidated Tangible Net Worth of less than (a) 7.00 to 1.0 as of the end the fiscal quarter ending September 30, 1998, (b) 6.75 to 1.00 as of the end the fiscal quarter ending December 31, 1998, (c) 5.75 to
                  1.00 as of the end the fiscal quarter ending March 31, 1999, and (d) 4.75 to 1.00 as of the end the fiscal quarter ending June 30, 1999; provided, however, that in the event the CARS Transaction is consummated, in lieu of the requirements in clauses (b), (c) and (d) above, the Borrowers shall be required to maintain on a consolidated basis, a ratio of Consolidated Liabilities to Consolidated Tangible Net Worth of less than (x) 5.50 to 1.0 as of the end the fiscal quarter ending December 31, 1998, (y) 4.50 to 1.0 as of the end the fiscal quarter ending March 31, 1999, and (z) 3.75 to 1.00 as of the end the fiscal quarter ending June 30, 1999.

                  22. Section 6.19 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  Section 6.19. Annualized EBITDAR Ratio. The Borrowers shall maintain on a consolidated basis a ratio of (a) Annualized EBITDAR to (b) interest expense, plus Rent Expense, plus current maturities of long-term indebtedness and capital leases, of greater than (i) 1.17 to 1.0 as of the end of the fiscal quarter ending September 30, 1998, (ii) 1.20 to 1.0 as of the end of the fiscal quarter ending December 31, 1998,
                  (iii) 1.20 to 1.0 as of the end of the fiscal quarter ending March 31, 1999, and (iv) 1.50 to 1.00 as of the end of the fiscal quarter ending June 30, 1999.

                  23. A new Section 6.21 is hereby added to the Agreement to read in its entirety as follows:

                  Section 6.21. Additional Subordinated Debt. Subsequent to October 1, 1998, and on or before October 15, 1998, the Borrowers shall obtain not less than $2,000,000 in additional cash equity capitalization in the form of Subordinated Debt. The terms and written evidence of such Subordinated Debt must be acceptable in form and substance to the Bank and, without limitation of the foregoing, shall provide (a) that interest at a rate deemed acceptable by the Bank may be paid as scheduled (but not more frequently than monthly) provided no Event of Default (and no event which, with the giving of notice or lapse of time (or both), would be an Event of Default) shall have occurred and be continuing at the time of such payment and after giving effect thereto, and (b) that principal may not be repaid without the prior written consent of the Bank except that, provided no Event of Default (and no event which, with the giving of notice or lapse of time (or both), would be an Event of Default) shall have occurred and be continuing at the time of such repayment and after giving effect thereto, the Borrowers may repay the outstanding principal balance of such Subordinated Debt upon (i) the outstanding principal balance of the Acquisition Line of Credit, plus the Line of Credit Portion having been permanently repaid and/or permanently reduced to an amount not to exceed Fifteen Million Dollars ($15,000,000) minus the Outstanding Letter of Credit Obligations, and (ii) the filing of a Form 10Q or Form 10K with the Securities and Exchange Commission subsequent to such repayment and/or reduction which indicates that, on a consolidated basis as of the end of the applicable fiscal quarter or fiscal year, the Total Funded Debt/Annualized EBITDA Ratio was less than 3.00 to 1.0.

                  24. Section 10.7 of the Loan Agreement is hereby amended by amending the Bank's notice address to read in its entirety as follows:

                           If to the Bank:

                           FIRST UNION NATIONAL BANK
                           Seven East Baltimore Street
                           Baltimore, Maryland 21202
                           Attention:       Warren F. Boutilier
                                            Vice President
                           Telephone:       (410) 244-3615
                           Facsimile:       (410) 244-1236

                  25. Simultaneously with the execution hereof, PAC and the other Borrowers shall execute and deliver to Bank, appropriately completed and duly executed, the Consolidated Note in the form attached as Exhibit A hereto. The Consolidated Note is given in replacement of the Consolidated, Amended and Restated Revolving and Acquisition Line of Credit Promissory Note dated May 12, 1998, and made by the Borrowers to the order of the Bank (the "Prior Note"). The execution of the Consolidated Note and the replacement of the Prior Note thereby shall not constitute or act as a novation, satisfaction or extinguishment of the indebtedness evidenced by the Prior Note, and accrued and unpaid interest under the Prior Note shall be due and payable with the first payment of interest due thereunder.

                  26. To further induce the Bank to enter into this Amendment No. 3, the Borrowers hereby represent and warrant to the Bank that (a) the representations and warranties set forth in Article V of the Loan Agreement and in each other Loan Document delivered in connection herewith or therewith are true and correct in all material respects with the same effect as if made on the date hereof (unless stated to relate solely to an earlier date, in which case they were true and correct as of such earlier date), and (b) the Borrowers are in compliance with all the terms and conditions of the Loan Agreement and the other Loan Documents, and both before and after giving effect to the terms of this Amendment no Event of Default (and no event which, with the giving of notice and/or passage of time, would be an Event of Default) has occurred and is continuing.

                  27. The Bank hereby waives the non-compliance by the Borrowers with (a) the covenant contained in Section 6.17 of the Loan Agreement to maintain on a consolidated basis a Total Funded Debt/Annualized EBITDA Ratio of less than 3.0 to 1.0 as of June 30, 1998, (b) the covenant contained in Section
6.18 of the Loan Agreement to maintain on a consolidated basis a ratio of Consolidated Liabilities to Consolidated Tangible Net Worth of less than 3.5 to
1.0 for the period from June 30, 1998 to September 29, 1998, and (c) the covenant contained in Section 6.19 of the Loan Agreement to maintain on a consolidated basis a ratio of (i) Annualized EBITDAR to (ii) interest expense, plus Rent Expense, plus current maturities of long-term indebtedness and capital leases, of greater than 1.50 to 1.00 as of June 30, 1998; provided, however, that the foregoing waivers are conditioned upon the (x) actual consolidated Total Funded Debt/Annualized EBITDA Ratio as of June 30, 1998, being no greater than 4.0 to 1.0, and (y) the actual ratio of (i) Annualized EBITDAR to (ii) interest expense, plus Rent Expense, plus current maturities of long-term indebtedness and capital leases as of June 30, 1998, being no less than 1.30 to
1.00. The Bank further waives noncompliance by the Borrowers with Section 7.8 of the Loan Agreement with respect to the advance made by PAC in June of 1998 in the amount of approximately $500,000 in connection with the proposed "Purrfect" Acquisition, which advance was made without the prior consent of the Bank; provided, however, that the foregoing waiver is conditioned upon such advance being structured as a loan repayable over a period of approximately nine months. The Bank further waives noncompliance by the Borrowers with Section 7.8 of the Loan Agreement with respect to the non-refundable deposit made by PAC in the amount of approximately $200,000 in connection with the proposed "Spot-Not" Acquisition. Notwithstanding the foregoing waivers, the Borrowers acknowledge and agree that consummation of each of the "Purrfect" Acquisition and the "Spot-Not" Acquisition will require the Bank's consent in accordance with the provisions of Section 2.2.2 of the Loan Agreement.

                  28. The Borrower agrees to pay all out-of-pocket expenses incurred by the Bank in connection with the preparation, negotiation, execution and delivery of this Amendment and all other Loan Documents executed or to be executed in connection herewith.

                  29. Except as amended hereby, the Loan Agreement shall remain unchanged, and the Loan Agreement, as so amended, shall continue in full force and effect in accordance with its terms.

                  30. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

                  31. The recitals hereto and all of the terms of the Loan Agreement are hereby incorporated into and made a part hereof as though fully set forth herein.

                  IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to Loan and Security Agreement to be duly executed under seal by their duly authorized respective officers as of the day and year first above written.

WITNESS/ATTEST:                    PRECISION AUTO CARE, INC.


                                   By:
---------------------------            ----------------------------------(SEAL)
                                          John F. Ripley
                                          President, Chief Executive Officer



                                   WE JAC CORPORATION


                                   By:
---------------------------            ----------------------------------(SEAL)
                                          John F. Ripley
                                          President, Chief Executive Officer



                                   LUBE VENTURES, INC.


                                   By:
---------------------------            ----------------------------------(SEAL)
                                          John F. Ripley
                                          President, Chief Executive Officer



                                   ROCKY MOUNTAIN VENTURES, INC.


                                   By:
---------------------------            ----------------------------------(SEAL)
                                          John F. Ripley
                                          President, Chief Executive Officer

                                   ROCKY MOUNTAIN VENTURES II, INC.


                                   By:
---------------------------            ----------------------------------(SEAL)
                                          John F. Ripley
                                          President, Chief Executive Officer



                                   MIRACLE PARTNERS, INC.


                                   By:
---------------------------            ----------------------------------(SEAL)
                                          John F. Ripley
                                          President, Chief Executive Officer



                                   RALSTON CAR WASH, LTD.


                                   By:
---------------------------            ----------------------------------(SEAL)
                                          John F. Ripley
                                          Manager



                                   PREMA PROPERTIES, LTD.


                                   By:
---------------------------            ----------------------------------(SEAL)
                                          John F. Ripley
                                          General Manager



                                   MIRACLE INDUSTRIES, INC.


                                   By:
---------------------------            ----------------------------------(SEAL)
                                          John F. Ripley
                                          President, Chief Executive Officer

                                   KBG, LLC


                                   By:
---------------------------            ----------------------------------(SEAL)
                                          John F. Ripley
                                          Manager



                                   PTW, INC.


                                   By:
---------------------------            ----------------------------------(SEAL)
                                          John F. Ripley
                                          President, Chief Executive Officer



                                   NATIONAL 60 MINUTE TUNE, INC.


                                   By:
---------------------------            ----------------------------------(SEAL)
                                          John F. Ripley
                                          President, Chief Executive Officer



                                   HYDRO-SPRAY CAR WASH
                                   EQUIPMENT CO. LTD.


                                   By:
---------------------------            ----------------------------------(SEAL)
                                          John F. Ripley
                                          Authorized Member



                                   PRECISION TUNE AUTO CARE, INC.


                                   By:
---------------------------            ----------------------------------(SEAL)
                                          John F. Ripley
                                          President, Chief Executive Officer

                                   WORLDWIDE DRYING SYSTEMS, INC.


                                   By:
---------------------------            ----------------------------------(SEAL)
                                          John F. Ripley
                                          President, Chief Executive Officer



                                   PAC MEXICAN DELAWARE HOLDING
                                   COMPANY, INC.


                                   By:
---------------------------            ----------------------------------(SEAL)
                                          John F. Ripley
                                          President, Chief Executive Officer



                                   PAC MEXICAN DELAWARE
                                   HOLDING COMPANY, LLC


                                   By:
---------------------------            ----------------------------------(SEAL)
                                          John F. Ripley
                                          President



                                   PRECISION AUTO CARE MEXICO II,
                                   S. de R.L. de C.V.


                                   By:
---------------------------            ----------------------------------(SEAL)
                                          John F. Ripley
                                          President and General Manager

                                   PRECISION AUTO CARE MEXICO I,
                                   S. de R.L. de C.V.


                                   By:
---------------------------            ----------------------------------(SEAL)
                                          John F. Ripley
                                          President and General Manager



                                   INDY VENTURES, L.L.C.


                                   By:
---------------------------            ----------------------------------(SEAL)
                                          John F. Ripley
                                          Manager



                                   FIRST UNION NATIONAL BANK


                                   By:
---------------------------            ----------------------------------(SEAL)
                                        Name:
                                              ---------------------------
                                        Title:
                                              ---------------------------